Exhibit 10.2

                                        November 26, 1997


George J. Taylor, Jr.
President
FTG Venture Corporation
22 Prestige Park Circle
East Hartford, CT 06108

Allan W. Anger, Jr.
Farmstead Asset Management Services, LLC
11 Colonial Drive
Lot 1, Block 460-C
Centennial Corporate Park
Piscataway, NJ 08854

Allan W. Anger, Jr.
Member
FAMS, L.L.C.
Lot 1, Block 460-C
Centennial Corporate Park
Piscataway, NJ 08854


      Re: Purchase and Sale Agreement dated the 1st day of December, 1997 and effective October 1, 1997, by and among Farmstead Telephone Group, Inc. and FTG Venture Corporation, and FAMS, LLC and Farmstead Asset Management Services, LLC

Gentlemen:

      This Letter Agreement sets forth the understanding and agreement of all of the signatories hereto with respect to certain amendments agreed to by all of the parties to that certain Purchase and Sale Agreement (the "Purchase Agreement") dated the 1st day of December, 1997 and effective the 1st day of October, 1997, by and among Farmstead Telephone Group, Inc. ("FTG") and FTG Venture Corporation ("FVC"), and FAMS, LLC ("FAMS") and Farmstead Asset Management Services, LLC (the "Company"). All of the parties hereto agree as follows:

      The Purchase Agreement is hereby amended as follows:

      1. Section 1.6 is hereby amended by deleting from the first sentence the words "Ninety-One Thousand Dollars ($91,000)" and replacing them with the words "Forty-Five Thousand Dollars ($45,000)."

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      2.    Section 1.6 is hereby amended by deleting from the last sentence the words "April 15, 1999" and replacing them with the words "March 31, 2003."

      3. Section 1.6 is hereby amended by adding a new sentence immediately after the last sentence to read as follows:

                  "In the event that amounts of principal and interest remain due and unpaid to FTG under the Note on and after March 31, 2003 , Buyer shall obtain an extension of the Letter of Credit until all of Buyer's obligations for payment of principal and interest due under the Note are paid in full, and notwithstanding anything to the contrary contained in this Agreement, the Note, the Guaranty and the Security Agreements, the failure of Buyer to extend the Letter of Credit under the foregoing circumstances shall be deemed an Event of Default, as defined under the Note, and a material breach of this Agreement."

      4.    A new Section 1.8 is hereby added which reads as follows:

            1.8 Pallet Racking. The Company hereby transfers, conveys and assigns all of its right, title and interest in and to one-half of that certain Pallet Racking (the "Racking") more particularly described in Schedule A.6 at page 6, SYS No. 000259 attached hereto as Exhibit A, and is carried on the books of the Company at a Net Book Value of $19,184.58 as of September 30, 1997.

      5.    A new Section 1.9 is hereby added to read as follows:

            1.9 Excluded Receivable. The Company hereby transfers, conveys and assigns to FTG all of its right, title and interest in and to that certain account receivable of the Company payable by World Services International (the "Excluded Receivable") more particularly described in Schedule A.1 at page 1 attached hereto as Exhibit B together with all proceeds thereof, which Excluded Receivable shall not be considered an asset of the Company for the purposes of the Purchase Agreement.

      6.    A new Section 1.10 is hereby added to read as follows:

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            1.10  FTG Credit. The Company hereby grants to FTG a credit in the amount of Fifteen Thousand Two Hundred Seventy-Nine and 26/100 Dollars ($15,279.26) on future purchases made by FTG from the Company (the "FTG Credit"), which FTG Credit shall be utilized by FTG, in its sole discretion, in lieu of payment on purchases of inventory and/or fixed assets that the Company shall make available for sale to FTG priced at the lower of the Company's cost of the inventory and/or fixed assets or the book value as reflected on the books of the Company as of the date of the purchase by FTG. The FTG Credit, as adjusted to account for purchases made by FTG, shall be carried on the books of the Company as a liability of the Company until such time as FTG has fully utilized the FTG Credit by purchasing inventory of the Company.

      7.    A new Section 6.7 is hereby added to read as follows:

            6.7 Delivery of Racking. No later than the first to occur of (i) the date upon which the Company moves its offices at the Premises, or (ii) the effective date of any lease entered into by the Buyer with the Landlord to continue to occupy the Premises or any portion of the Premises on or after April 1, 1998, the Company shall deliver to FTG, at FTG's expense, the Racking at a location designated by FTG.

      8. Schedule A.1 at page 1 is hereby amended by deleting the line item entitled "World Services International" and all accounting entries associated therewith as indicated on the attached Exhibit B.

      If the above reflects your understanding of the agreed upon amendments to the Purchase Agreement, please sign this Letter Agreement in the spaces provided for you below, which signature, together with those of the other parties hereto, shall bind all of the parties hereto to the amendments to the Purchase Agreement set forth herein.

                                        Sincerely,

                                        FARMSTEAD TELEPHONE GROUP, INC.

                                        /s/ Robert G. LaVigne
                                        -------------------------------------
                                        Robert G. LaVigne
                                        Secretary
                                        Duly Authorized

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AGREED AND ACCEPTED:


s/s Robert G. LaVigne
---------------------------------------
Robert G. LaVigne
Secretary
FTG Venture Corporation


s/s Allan W. Anger, Jr.
---------------------------------------
Allan W. Anger, Jr.
Duly Authorized Member of FAMS, LLC
On behalf of
Farmstead Asset Management Service, LLC


s/s Allan W. Anger, Jr.
---------------------------------------
Allan W. Anger, Jr.
Member
FAMS, LLC

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